Rule 497(e)
                                                             File Nos. 002-75503
                                                                       811-03364


                             Maxim Series Fund, Inc.

                        Supplement dated July 5, 2005 to
                          Prospectus dated May 1, 2005

                     Maxim MFS(R) Small-Cap Growth Portfolio

                                (the "Portfolio")

Effective July 5, 2005, the name of the Portfolio is the Maxim Trusco Small-Cap Growth Portfolio.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc. (the "Fund"), serves as a manager-of-managers under an order issued by the Securities and Exchange Commission. The current order permits GWCM to hire new sub-advisors or amend sub-advisory agreements without shareholder approval. GWCM has selected Trusco Capital Management, Inc. ("Trusco") to replace Massachusetts Financial Services Company as the new sub-advisor for the Portfolio, effective July 5, 2005. Trusco, an investment advisor registered under the Investment Advisers Act of 1940, is a Georgia corporation with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

The Portfolio will be managed by Mr. Mark D. Garfinkel. Mr. Garfinkel, CFA, has served as Managing Director of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 18 years of investment experience.

                               This supplement should be retained for future
reference.